                               EXHIBIT 24(B)15(I)

                                POWER OF ATTORNEY

     I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 1, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ John D. DesPrez III                 Director   August 1, 2007
-------------------------------------
John D. DesPrez III

                                POWER OF ATTORNEY

     I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ James R. Boyle                      Director   May 16, 2007
-------------------------------------
James R. Boyle

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Marc Costantini                     Director   May 16, 2007
-------------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven Finch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Steven Finch                        Director   May 16, 2007
-------------------------------------
Steven Finch

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Katherine MacMillan                 Director   May 16, 2007
-------------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Hugh McHaffie                       Director   May 16, 2007
-------------------------------------
Hugh McHaffie

                                POWER OF ATTORNEY

     I, John R. Ostler, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ John R. Ostler                      Director   May 16, 2007
-------------------------------------
John R. Ostler

                                POWER OF ATTORNEY

     I, Rex Schlaybaugh Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Rex Schlaybaugh Jr.                 Director   May 16, 2007
-------------------------------------
Rex Schlaybaugh Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.


SIGNATURE                                 TITLE         DATE
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/s/ Diana Scott                         Director   May 16, 2007
-------------------------------------
Diana Scott

                                POWER OF ATTORNEY

     I, Warren Thomson, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143073

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE         DATE
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/s/ Warren Thomson                      Director   May 16, 2007
-------------------------------------
Warren Thomson